Income Taxes - Schedule of Net Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets (liabilities):
Net operating loss carryforwards	$ 2,613,978	$ 1,166,108
Equity Based Compensation	14,119,653	3,701,986
R&D Expenses		219,744
Accrued Expenses	444,042	353,987
Change in FV of convertible note	65,206	53,738
Total gross deferred tax assets	17,242,789	5,495,563
Less: valuation allowance	(17,242,789)	(5,495,563)
Total net deferred tax assets